EXHIBIT 99. 2

CRAY INC.

2013 EQUITY INCENTIVE PLAN

NOTICE OF RESTRICTED STOCK AWARD

GRANT NUMBER:

Unless otherwise defined herein, the terms defined in Cray’s 2013 Equity Incentive Plan (the “Plan”) will have the same meanings in this Notice of Restricted Stock Award and any electronic representation of this Notice of Restricted Stock Award established and maintained by Cray Inc. (“Cray”) or a third party designated by Cray (this “Notice”).

Name:

Address:

You (“Participant”) have been granted an the opportunity to purchase Shares of Common Stock of Cray that are subject to restrictions (the “Restricted Shares”) and the terms and conditions of the Plan, this Notice and the attached Restricted Stock Purchase Agreement (the “Restricted Stock Purchase Agreement”).

Total Number of Restricted Shares Awarded:

Fair Market Value per Restricted Share:	$

Total Fair Market Value of Award:	$

Purchase Price per Restricted Share:	$

Total Purchase Price for all Restricted Shares:	$

Date of Grant:

Vesting Commencement Date:

Vesting Schedule:	Subject to the limitations set forth in this Notice, the Plan and the Restricted Stock Purchase Agreement, the Restricted Shares will vest and the right of repurchase will lapse, in whole or in part, in accordance with the following schedule:

[Vesting Schedule]

By accepting (whether in writing, electronically or otherwise) the opportunity to purchase the Restricted Shares, Participant acknowledges and agrees to the following:

Participant understands that Participant’s employment or consulting relationship or service with Cray or a Parent or Subsidiary of Cray is for an unspecified duration, can be terminated at any time (i.e., is “at-will”), and that nothing in this Notice, the Restricted Stock Purchase Agreement or the Plan changes the at-will nature of that relationship. Participant acknowledges that the vesting of the Restricted Shares pursuant to this Notice is earned only by continuing service as an Employee, Director or Consultant of Cray or a Parent or Subsidiary of Cray. Participant also understands that this Notice is subject to the terms and conditions of both the Restricted Stock Purchase Agreement and the Plan, both of which are incorporated herein by reference. Participant has read both the Restricted Stock Purchase Agreement and the Plan. By acceptance of this opportunity to purchase the Restricted Shares, Participant consents to the electronic delivery of this Notice, the Restricted Stock Purchase Agreement, the Plan, account statements, Plan prospectuses required by the Securities and Exchange Commission, U.S. financial reports of Cray, and all other documents that Cray is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Restricted Shares. Electronic delivery may include the delivery of a link to a Cray intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at Cray’s discretion. If the Restricted Stock Purchase Agreement is not executed by Participant within thirty (30) days of the date this Notice and the Restricted Stock Purchase Agreement was delivered to the Participant, then this grant will be voidable by Cray.

CRAY INC.

2013 EQUITY INCENTIVE PLAN

RESTRICTED STOCK PURCHASE AGREEMENT

THIS RESTRICTED STOCK PURCHASE AGREEMENT (this “Agreement”) is made by and between Cray Inc., a Washington corporation (“Cray”), and Participant pursuant to Cray’s 2013 Equity Incentive Plan (the “Plan”). Unless otherwise defined herein, the terms defined in the Plan will have the same meanings in this Agreement.

1. Sale of Stock. Subject to the terms and conditions of this Agreement, on the Purchase Date (as defined below) Cray will issue and sell to Participant, and Participant agrees to purchase from Cray the number of Shares shown on the Notice of Restricted Stock Award (the “Notice”) at the purchase price per Share set forth in the Notice. The per Share purchase price of the Shares may be zero. The term “Shares” refers to the purchased Shares and all securities received in replacement of or in connection with the Shares pursuant to stock dividends or splits, all securities received in replacement of the Shares in a recapitalization, merger, reorganization, exchange or the like, and all new, substituted or additional securities or other properties to which Participant is entitled by reason of Participant’s ownership of the Shares.

2. Time and Place of Purchase. The purchase and sale of the Shares under this Agreement will occur at the principal office of Cray simultaneously with the execution of this Agreement by the parties, or on such other date as Cray and Participant will agree (the “Purchase Date”). On the Purchase Date, Cray will issue uncertificated shares designated for the Participant in book entry form on the records of Cray’s transfer agent, representing the Shares to be purchased by Participant against payment of the purchase price therefor (if any) by Participant by (a) check made payable to Cray, (b) Participant’s personal services that the Committee has determined have already been rendered to Cray, or (c) a combination of the foregoing. If Participant has previously rendered services to Cray, the purchase price will be paid pursuant to (b) above.

3. Restrictions on Resale. By signing this Agreement, Participant agrees not to sell any Shares acquired pursuant to the Plan and this Agreement at a time when applicable laws, regulations or Cray or underwriter trading policies prohibit exercise or sale. This restriction will apply as long as Participant is providing service to Cray or a Subsidiary of Cray.

3.1 Repurchase Right on Termination Other Than for Cause. For the purposes of this Agreement, a “Repurchase Event” will mean an occurrence of one of the following:

(i) termination of Participant’s service, whether voluntary or involuntary and with or without cause;

(ii) resignation, retirement or death of Participant; or

(iii) any attempted transfer by Participant of the Shares, or any interest therein, in violation of this Agreement.

Upon the occurrence of a Repurchase Event, Cray will have the right (but not an obligation) to purchase the Unvested Shares of Participant at a price equal to the Purchase Price per Restricted Share as set forth in the Notice (the “Repurchase Right”). The Repurchase Right will lapse in accordance with the vesting schedule set forth in the Notice. For purposes of this Agreement, “Unvested Shares” means Shares pursuant to which Cray’s Repurchase Right has not lapsed.

3.2 Exercise of Repurchase Right.

(i) If the per Share purchase price is zero, then on the date of termination of Participant’s service to Cray or a Subsidiary of Cray, the Repurchase Right will be deemed automatically exercised. Execution of this Agreement by Participant constitutes written notice to Participant of Cray’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Termination of Participant. As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, Cray will become the legal and beneficial owner of Unvested Shares being repurchased and will have all rights and interest therein or related thereto, and Cray will have the right to transfer to its own name the number of Unvested Shares being repurchased by Cray, without further action by Participant.

(ii) If the per Share purchase price is greater than zero, then unless Cray provides written notice to Participant within 90 days from the date of termination of Participant’s service to Cray or a Subsidiary of Cray that Cray does not intend to exercise its Repurchase Right with respect to some or all Unvested Shares, the Repurchase Right will be deemed automatically exercised by Cray as of the 90th day following such termination, provided that Cray may notify Participant that it is exercising its Repurchase Right as of a date prior to such 90th day. Unless Participant is otherwise notified by Cray pursuant to the preceding sentence that Cray does not intend to exercise its Repurchase Right as to some or all Unvested Shares, execution of this Agreement by Participant constitutes written notice to Participant of Cray’s intention to exercise its Repurchase Right with respect to all Unvested Shares to which such Repurchase Right applies at the time of Termination of Participant. Cray, at its choice, may satisfy its payment obligation, if any, to Participant with respect to exercise of the Repurchase Right by (A) delivering a check to Participant in the amount of the purchase price for Unvested Shares being repurchased, (B) in the event Participant is indebted to Cray, canceling an amount of such indebtedness equal to the purchase price for Unvested Shares being repurchased, (C) in the event Participant purchased Unvested Shares pursuant to Section 2(b), at the time of Termination of Participant, Participant will forfeit all of Participant’s Unvested Shares or (D) by a combination of (A) and (B) so that the combined payment and cancellation of indebtedness equals such purchase price. In the event of any deemed automatic exercise of the Repurchase Right by canceling an amount of such indebtedness equal to the purchase price for Unvested Shares being repurchased, such cancellation of indebtedness will be deemed automatically to occur as of the 90th day following termination of Participant’s employment or consulting relationship unless Cray otherwise satisfies its payment obligations. As a result of any repurchase of Unvested Shares pursuant to the Repurchase Right, Cray will become the legal and beneficial owner of Unvested Shares being repurchased and will have all rights and interest therein or related thereto, and Cray will have the right to transfer to its own name the number of Unvested Shares being repurchased by Cray, without further action by Participant.

3.3 Acceptance of Restrictions. Acceptance of the Shares will constitute Participant’s agreement to such restrictions and the legending of his or her certificates or the notation in Cray’s direct registration system for stock issuance and transfer of such restrictions and accompanying legends set forth in Section 4.1 with respect thereto. Notwithstanding such restrictions, however, so long as Participant is the holder of the Shares, or any portion thereof, he or she will be entitled to receive all dividends declared on and to vote the Shares and to all other rights of a stockholder with respect thereto.

3.4 Non-Transferability of Unvested Shares. In addition to any other limitation on transfer created by applicable securities laws or any other agreement between Cray and Participant, Participant may not transfer any Unvested Shares, or any interest therein, unless consented to in writing by a duly authorized representative of Cray. Any purported transfer is void and of no effect, and no purported transferee thereof will be recognized as a holder of Unvested Shares for any purpose whatsoever. Should such a transfer purport to occur, Cray may refuse to carry out the transfer on its books, set aside the transfer, or exercise any other legal or equitable remedy. In the event Cray consents to a transfer of Unvested Shares, all transferees of Shares or any interest therein will receive and hold such Shares or interest subject to the provisions of this Agreement, including, insofar as applicable, the Repurchase Right. In the event of any purchase by Cray hereunder where the Shares or interest are held by a transferee, the transferee will be obligated, if requested by Cray, to transfer the Shares or interest to Participant for consideration equal to the amount to be paid by Cray hereunder. In the event the Repurchase Right is deemed exercised by Cray, Cray may deem any transferee to have transferred the Shares or interest to Participant prior to their purchase by Cray, and payment of the purchase price by Cray to such transferee will be deemed to satisfy Participant’s obligation to pay such transferee for such Shares or interest, and also to satisfy Cray’s obligation to pay Participant for such Shares or interest.

3.5 Assignment. The Repurchase Right may be assigned by Cray in whole or in part to any persons or organization.

3.6 Rights Associated With Restricted Stock Award. Any dividends and other distributions paid with respect to Unvested Shares will be held by Cray as escrow agent until the Shares vest in accordance with the vesting schedule set forth in the Notice. Upon termination of the Repurchase Right with respect to such Unvested Shares, such dividends or other distributions will be distributed to the affected Participant or forfeited with respect to the Shares as to which they were paid.

4. Restrictive Legends and Stop Transfer Orders.

4.1 Legends. The certificate or certificates or book entry or book entries representing the Shares will bear or be noted by Cray’s transfer agent with the following legend (as well as any legends required by applicable state and federal corporate and securities laws):

THE SHARES REPRESENTED HEREBY MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN CRAY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF CRAY.

4.2 Stop-Transfer Notices. Participant agrees that, in order to ensure compliance with the restrictions referred to herein, Cray may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if Cray transfers its own securities, it may make appropriate notations to the same effect in its own records.

4.3 Refusal to Transfer. Cray will not be required (i) to transfer on its books any Shares that have been sold or otherwise transferred in violation of any of the provisions of this Agreement or (ii) to treat as the owner or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Shares will have been so transferred.

5. No Rights as Employee, Director or Consultant. Nothing in this Agreement will affect in any manner whatsoever the right or power of Cray, or a Parent or Subsidiary of Cray, to terminate Participant’s service, for any reason, with or without cause.

6. Miscellaneous.

6.1 Acknowledgement. Cray and Participant agree that the Restricted Shares are granted under and governed by the Notice, this Agreement and by the provisions of the Plan (incorporated herein by reference). Participant: (i) acknowledges receipt of a copy of the Plan and the Plan prospectus, (ii) represents that Participant has carefully read and is familiar with their provisions, and (iii) hereby accepts the Restricted Shares subject to all of the terms and conditions set forth herein and those set forth in the Plan and the Notice.

6.2 Entire Agreement; Enforcement of Rights. This Agreement, the Plan and the Notice constitute the entire agreement and understanding of the parties relating to the subject matter herein and supersede all prior discussions between them. Any prior agreements, commitments or negotiations concerning the purchase of the Shares hereunder are superseded. No modification of or amendment to this Agreement, nor any waiver of any rights under this Agreement, will be effective unless in writing and signed by the parties to this Agreement. The failure by either party to enforce any rights under this Agreement will not be construed as a waiver of any rights of such party.

6.3 Compliance with Laws and Regulations. The issuance of Shares will be subject to and conditioned upon compliance by Cray and Participant with all applicable state and federal laws and regulations and with all applicable requirements of any stock exchange or automated quotation system on which Cray’s Common Stock may be listed or quoted at the time of such issuance or transfer.

6.4 Governing Law and Venue; Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, the parties agree to renegotiate such provision in good faith. In the event that the parties cannot reach a mutually agreeable and enforceable replacement for such provision, then (i) such provision will be excluded from this Agreement, (ii) the balance of this Agreement will be interpreted as if such provision were so excluded and (iii) the balance of this Agreement will be enforceable in accordance with its terms. This Agreement and all acts and transactions pursuant hereto and the rights and obligations of the parties hereto will be governed, construed and interpreted in accordance with the laws of the State of Washington, without giving effect to principles of conflicts of law. Any and all disputes relating to, concerning or arising from this Agreement, or relating to, concerning or arising from the relationship between the parties evidenced by the Plan or this Agreement, will be brought and heard exclusively in the United States District Court for the Western District of Washington or the Washington Superior Court, King County. Each of the parties hereby represents and agrees that such party is subject to the personal jurisdiction of said courts; hereby irrevocably consents to the jurisdiction of such courts in any legal or equitable proceedings related to, concerning or arising from such dispute, and waives, to the fullest extent permitted by law, any objection which such party may now or hereafter have that the laying of the venue of any legal or equitable proceedings related to, concerning or arising from such dispute which is brought in such courts is improper or that such proceedings have been brought in an inconvenient forum.

6.5 Construction. This Agreement is the result of negotiations between and has been reviewed by each of the parties hereto and their respective counsel, if any; accordingly, this Agreement will be deemed to be the product of all of the parties hereto, and no ambiguity will be construed in favor of or against any one of the parties hereto.

6.6 Notices. Any notice to be given under the terms of the Plan will be addressed to Cray in care of its principal office, and any notice to be given to Participant will be addressed to such Participant at the address maintained by Cray for such person or at such other address as Participant may specify in writing to Cray.

6.7 Consent to Electronic Delivery of All Plan Documents and Disclosures. By Participant’s acceptance (whether in writing, electronically or otherwise) of the Notice, Participant and Cray agree that this opportunity to purchase the Restricted Shares is granted under and governed by the terms and conditions of the Plan, the Notice and this Agreement. Participant has reviewed the Plan, the Notice and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Agreement, and fully understands all provisions of the Plan, the Notice and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Committee upon any questions relating to the Plan, the Notice and this Agreement. Participant further agrees to notify Cray upon any change in Participant’s residence address. By acceptance of this opportunity to purchase the Restricted Shares, Participant agrees to participate in the Plan through an on-line or electronic system established and maintained by Cray or a third party designated by Cray and consents to the electronic delivery of the Notice, this Agreement, the Plan, account statements, Plan prospectuses required by the U.S. Securities and Exchange Commission, U.S. financial reports of Cray, and all other documents that Cray is required to deliver to its security holders (including, without limitation, annual reports and proxy statements) or other communications or information related to the Restricted Shares and current or future participation in the Plan. Electronic delivery may include the delivery of a link to a Cray intranet or the internet site of a third party involved in administering the Plan, the delivery of the document via e-mail or such other delivery determined at Cray’s discretion. Participant acknowledges that Participant may receive from Cray a paper copy of any documents delivered electronically at no cost if Participant contacts Cray by telephone, through a postal service at 901 Fifth Avenue, Suite 1000, Seattle, Washington, 98164 or electronic mail or other electronic medium. Participant further acknowledges that Participant will be provided with a paper copy of any documents delivered electronically if electronic delivery fails; similarly, Participant understands that Participant must provide on request to Cray or any designated third party a paper copy of any documents delivered electronically if electronic delivery fails. Also, Participant understands that Participant’s consent may be revoked or changed, including any change in the electronic mail address to which documents are delivered (if Participant has provided an electronic mail address), at any time by notifying Cray of such revised or revoked consent by telephone, postal service at 901 Fifth Avenue, Suite 1000, Seattle, Washington, 98164 or electronic mail or other electronic medium. Finally, Participant understands that Participant is not required to consent to electronic delivery.

6.8 Counterparts. This Agreement may be executed in two or more counterparts, each of which will he deemed an original and all of which together will constitute one instrument.

6.9 U.S. Tax Consequences. Upon vesting of Shares, Participant will include in taxable income the difference between the fair market value of the vesting Shares, as determined on the date of their vesting, and the price paid for the Shares. This will be treated as ordinary income by Participant and will be subject to withholding by Cray when required by applicable law. Upon the vesting of any Shares, Cray or its Subsidiary, at Cray’s election pursuant to this Agreement and without further consent from Participant, will either (1) retain and cancel or (2) sell pursuant to a “sell to cover” mandatory sale arranged by Cray (on Participant’s behalf), that number of Shares having an aggregate market value equal to the minimum amount Cray or its Subsidiary is required to withhold for income and employment tax purposes with respect to the Shares.

7. Section 83(b) Election. No election under Section 83(b) of the Code will be available or permitted with respect to any of the Shares and any income recognized as a result of receiving the Shares will be treated as ordinary compensation income subject to federal, state and local income, employment and other tax withholding.

8. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant’s personal data as described in this Agreement and any other Restricted Stock Award materials by and among, as applicable, Cray and any Parent or Subsidiary for the exclusive purpose of implementing, administering and managing Participant’s participation in the Plan.

Participant understands that Cray may hold certain personal information about Participant, including, but not limited to, Participant’s name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares of stock or directorships held in Cray, details of all Restricted Stock Awards or any other entitlement to shares of stock awarded, canceled, exercised, vested, unvested or outstanding in Participant’s favor (“Data”), for the exclusive purpose of implementing, administering and managing the Plan.

Participant understands that Data may be transferred to Fidelity Stock Plan Services, LLC or its affiliates or such other stock plan service provider as may be selected by Cray in the future, which is assisting Cray with the implementation, administration and management of the Plan. Participant understands that the recipients of Data may be located in the United States or elsewhere, and that the recipients’ country (e.g., the United States) may have different data privacy laws and protections than Participant’s country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of Data by contacting his or her local human resources representative. Participant authorizes Cray, Fidelity Stock Plan Services, LLC and its affiliates, and any other possible recipients which may assist Cray (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant’s participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her employment status or service and career with Cray or a Subsidiary will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant’s consent is that Cray would not be able to grant Participant Restricted Stock Awards or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant’s ability to participate in the Plan. For more information on the consequences of Participant’s refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first mentioned above.

CRAY INC.		PARTIPANT

By:
	Name:	[Participant’s Name]
Title: